UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 6, 2017

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 6, 2017, Dynavax Technologies Corporation issued a press release titled “Dynavax Presents Promising Clinical Data from Lead Immuno-Oncology Candidate, SD-101, at the International Congress on Targeted Anticancer Therapies.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1 Press Release, dated March 6, 2017, titled “Dynavax Presents Promising Clinical Data from Lead Immuno-Oncology Candidate, SD-101, at the International Congress on Targeted Anticancer Therapies”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: March 6, 2017	By:	/s/ MICHAEL OSTRACH
Michael Ostrach
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release, dated March 6, 2017, titled “Dynavax Presents Promising Clinical Data from Lead Immuno-Oncology Candidate, SD-101, at the International Congress on Targeted Anticancer Therapies”